GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Investor, Class P and Class R6 Shares

of the

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated November 22, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2021, as supplemented to date

Effective January 3, 2022, Alexandra Wilson-Elizondo will serve as a portfolio manager for the Fund. Ashish Shah, Ron Arons, Collin Bell, Charles “Brook” Dane and Neill Nuttall will continue to serve as portfolio managers for the Fund.

Accordingly, effective January 3, 2022, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the second paragraph in the “Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Ron Arons, Managing Director, has managed the Fund since 2013; Collin Bell, Managing Director, has managed the Fund since 2016; Charles “Brook” Dane, Managing Director, has managed the Fund since 2016; Neill Nuttall, Managing Director and Chief Investment Officer, MAS, has managed the Fund since 2021; and Alexandra Wilson-Elizondo, Managing Director, has managed the Fund since 2022.

The following row is added to the table in the “Goldman Sachs Multi-Asset Solutions (“MAS”) Group” subsection of the “Service Providers—Fund Managers—Income Builder Fund” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Alexandra Wilson-Elizondo Managing Director	Portfolio Manager— Income Builder Fund (Asset Allocation)	Since 2022	Mrs. Wilson-Elizondo is a Managing Director in the MAS Group in GSAM. Prior to joining the Investment Adviser in 2021, Mrs. Wilson-Elizondo was the Deputy Head of Global Credit and a Managing Director at MacKay Shields LLC which she joined in 2015.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

DIVFO1TBDSTK 11-21